Exhibit 1.1

BIOTIE THERAPIES CORP.

[●] Ordinary Shares to be represented by [●] American Depositary Shares

UNDERWRITING AGREEMENT

                 , 2015

RBC CAPITAL MARKETS, LLC

STIFEL, NICOLAUS & COMPANY, INCORPORATED

As representatives of the several Underwriters

named in Schedule I hereto

c/o RBC Capital Markets, LLC

200 Vesey Street, 8th Floor

New York, NY 10281

c/o Stifel, Nicolaus & Company, Incorporated

237 Park Ave, 8th Floor	One Montgomery Street, Suite 3700
New York, NY 10017	San Francisco, CA 94104

Ladies and Gentlemen:

Biotie Therapies Corp., a public limited liability company organized under the laws of the Republic of Finland (the “Company”), proposes to issue to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated are acting as representatives (the “Representatives”) an aggregate of [●] ordinary shares, no nominal value per share, of the Company (“Ordinary Shares”), which will be represented by [●] American Depositary Shares (“American Depositary Shares,” and such American Depositary Shares, the “Firm ADSs”). The Company also proposes to issue to the several Underwriters up to an aggregate of [●] additional Ordinary Shares which will be represented by [●] American Depositary Shares, and [UCB S.A.] (the “Selling Shareholder”) proposes to sell to the several Underwriters up to an aggregate of an additional [●] Ordinary Shares which will be represented by [●] American Depositary Shares (collectively, the “Option ADSs”). The Firm ADSs and the Option ADSs are hereinafter referred to collectively as the “ADSs.” The Ordinary Shares which will be represented by the ADSs are herein called the “Underlying Shares”. Each ADS will initially represent 80 Underlying Shares. The Underlying Shares and the ADSs they represent are hereinafter collectively referred to as the “Shares.”

The Underlying Shares will, following subscription for the Underlying Shares by the Underwriters and issuance of the Underlying Shares by the Company and/or sale of the Underlying Shares by the Selling Shareholder, as the case may be, be deposited with the Depositary (as defined below) pursuant to the deposit agreement dated [●], 2015 (the “Deposit Agreement”) by and among the Company, The Bank of New York Mellon, as depositary (the “Depositary”), and holders and beneficial holders from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary and evidencing the ADSs. The parties hereto agree that the Underwriters shall subscribe for the Underlying Shares to be issued by the Company and, upon the payment of the Subscription Price (as defined below) by the Underwriters, issuance of the Underlying Shares by the Company and sale of the Underlying Shares by the Selling Shareholder in accordance with the terms of this Agreement, the registration of the Underlying Shares to be issued by the Company with the Trade Register of the Finnish Patents and Registration Office (the “Finnish Trade Register”), and the entry of the Underlying Shares to be issued by the Company in the Finnish Book-Entry Securities System maintained by Euroclear Finland Ltd, a company with limited liability incorporated under the laws of Finland (“Euroclear Finland”), the Underlying Shares shall be deposited with the Depositary against issuance of ADSs and/or ADRs, in each case in accordance with the terms of this Agreement and the Deposit Agreement. In order to facilitate the transactions contemplated by this Agreement, upon payment of the Subscription Price in accordance with Section 4 hereof, the Company shall promptly take all necessary steps to (i) with respect to the Underlying Shares to be issued by the Company, effect the registration of the Underlying Shares with the Finnish Trade Register, and (ii) in accordance with the Deposit Agreement, facilitate the deposit of the Underlying Shares with the Depositary and the issuance of the ADSs pursuant to the Deposit Agreement.

The Selling Shareholder has executed and delivered a Custody Agreement and a Power of Attorney in the forms attached hereto as Exhibit C (collectively, the “Custody Agreement and Power of Attorney”) pursuant to which the Selling Shareholder has placed its Underlying Shares in custody and appointed the person(s) designated therein with authority to execute and deliver this Agreement on behalf of the Selling Shareholder and to take certain other actions with respect thereto and hereto.

An annual general meeting of shareholders of the Company was held on May 26, 2015, at which it was resolved, among other things, that the Company’s board of directors (the “Board”) was authorized to issue up to 530,000,000 new Ordinary Shares in connection with the offering described above and that the issuance of such shares could be carried out in deviation from the preemptive rights of the Company’s shareholders.

Prior to the offering described above, (i) the Company entered on April 23, 2015 into a subscription agreement with the investors named therein, pursuant to which the Company issued on May 28, 2015 to such investors in a private placement in aggregate 183,333,334 convertible notes and 183,333,334 warrants, each convertible note and each warrant entitling the holder thereof to subscribe for one Ordinary Share pursuant to their respective terms and conditions (the “Private Placement”), and (ii) the Company issued on May 28, 2015 to certain shareholders of the Company in a private placement in aggregate 37,066,667 convertible notes and 37,066,667 warrants, each convertible note and each warrant entitling the holder thereof to subscribe for one Ordinary Share pursuant to their respective terms and conditions (the “Shareholder Placement”).

Each of the Company and the Selling Shareholder, severally and not jointly, confirm their respective agreements with the Representatives and the several other Underwriters as follows.

1. (a). The Company represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof, and as of the Closing Date and each Option Closing Date, if any:

(i) A registration statement on Form F-1 (File No. 333-204147) in respect of the Shares and one or more pre-effective amendments thereto (together, the “Initial Registration Statement”) have been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission and any request on the part of the Commission for additional information from the Company has been satisfied in all material respects; any preliminary prospectus included in the Initial Registration Statement, as originally filed or as part of any amendment thereto, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; and all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system

(“EDGAR”). From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act;

(ii) (i) at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (as defined herein) (and, if any Underlying Shares represented by Option ADSs are subscribed for, at each Option Closing Date) (as defined herein)), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Date (and, if any Underlying Shares represented by Option ADSs are subscribed for, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (i) and (ii) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives or their counsel expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 10(b) hereof. No order preventing or suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission. No document has been prepared or delivered in reliance on Rule 434 under the Securities Act;

Each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the Rules and Regulations and each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(iii) For the purposes of this Agreement, the “Applicable Time” is [             :         ].m. (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses, other documents and pricing information listed in Schedule II hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication (as hereinafter defined) does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each such Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(iv) The Company has filed a registration statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to register the Shares, and such registration statement has been declared effective;

(v) A registration statement on Form F-6 (File No. 333-204707) with respect to the ADSs has (i) been prepared by the Company in material conformity with the requirements of the Securities Act and the rules and regulations thereunder, (ii) been filed with the Commission under the Securities Act, and (iii) become effective under the Securities Act. As used in this Agreement, “F-6 Registration Statement” means such registration statement, as amended at the time it became effective under the Securities Act, including all exhibits thereto. The Commission has not issued any order suspending the effectiveness of the F-6 Registration Statement, and no proceeding for that purpose has been instituted or, to the Company’s knowledge, threatened by the Commission. The F-6 Registration Statement, at the time it became effective under the Securities Act, (i) conformed in all material respects to the requirements of the Securities Act and the rules and regulations thereunder and (ii) did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi) At the time of filing the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act;

(vii) The Company has been duly organized and is validly existing as a public limited liability company under the laws of the Republic of Finland, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified to do business under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify would not have a Material Adverse Effect (as defined below);

(viii) Each subsidiary of the Company has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing (if such concept is applicable) under the laws of the jurisdiction of its incorporation (or organization), with power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation (or other organization) for the transaction of business and is in good standing (if such concept is applicable) under the laws of each other jurisdiction in which its owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing (if such concept is applicable) would not have a Material Adverse Effect (as defined below); all of the issued and outstanding capital stock (or other ownership interests) of each subsidiary has been duly and validly authorized and issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. Biotie Therapies, Inc. and Biotie Therapies AG are the Company’s only significant subsidiaries, as such term is defined in Rule 1-02 of Regulation S-X (each a “Subsidiary”);

(ix) The Company has a registered and authorized share capital as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and fully paid and conform to the descriptions thereof contained in the Pricing Prospectus; and none of the issued and outstanding shares of capital stock of the Company are subject to any preemptive or similar rights;

(x) The Deposit Agreement has been duly authorized and, assuming due authorization, execution and delivery thereof by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; upon the deposit of the Underlying Shares and execution and delivery by the Depositary of ADRs evidencing ADSs in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement, the ADRs and ADSs conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus

(xi) With respect to the Underlying Shares to be issued by the Company and represented by ADSs related thereto, the Underlying Shares have been duly authorized for issuance pursuant to this Agreement, and upon issuance of those Underlying Shares against the payment of the Subscription Price (as defined below) and registration with the Finnish Trade Register of such Underlying Shares and delivery of such Underlying Shares by the Company pursuant to the terms and conditions of this Agreement, the Underlying Shares will be validly issued and fully paid. With respect to all of the Underlying Shares to be represented by ADSs, assuming the deposit of the Underlying Shares with the Depositary as contemplated hereby and in accordance with the Deposit Agreement, the ADSs, when issued, will be validly issued and fully paid, and the issuance of the Underlying Shares by the Company and ADSs will not be subject to any preemptive or similar rights. The Underlying Shares, the ADSs, the ADRs and the Deposit Agreement conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. Except as disclosed in the Pricing Disclosure Package and Prospectus, there are no limitations on the rights of holders of Underlying Shares, ADSs or ADRs evidencing the ADSs to vote or transfer their respective securities;

(xii) With respect to the Underlying Shares to be issued by the Company and represented by ADSs related thereto, the Underlying Shares, when duly issued and registered with the Finnish Trade Register, will be freely transferable to or for the account of the several Underwriters and upon the deposit of such Underlying Shares with the Depositary in accordance with the terms of the Deposit Agreement, the ADSs will be duly and validly issued and freely transferable. With respect to all of the Underlying Shares to be represented by ADSs, there are no restrictions on subsequent transfers of the Underlying Shares or the ADSs under the laws of the Republic of Finland or the United States except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of Share Capital and Articles of Association”, “Description of American Depositary Shares” and “Shares and American Depositary Shares Eligible for Future Sale”;

(xiii) This Agreement has been duly authorized, executed and delivered by the Company;

(xiv) The issue and sale of the ADSs and their deposit with the Depositary in accordance with the Deposit Agreement, the issuance of the Underlying Shares by the Company, the execution of this Agreement and the Deposit Agreement by the Company and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (ii) result in any violation of the provisions of the articles of association, charter, or other organization documents of the Company or any of the Subsidiaries or (iii) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, or default that would not have a Material Adverse Effect (as defined below); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the ADSs or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the NASDAQ Global Market, under state securities or Blue Sky laws or under Finnish law in connection with the registration of the Underlying Shares with the Finnish Trade Register, the entry of such Underlying Shares in the Finnish Book-Entry Securities System maintained by Euroclear Finland and the acceptance of the Underlying Shares for trading on the Nasdaq OMX Helsinki Ltd. (the “Finnish Stock Exchange”), each of which such consent, approval, authorization, order, registration or qualification has been, or will be, made or obtained prior to or at the Closing Date or the Option Closing Date, as the case may be;

(xv) PricewaterhouseCoopers Oy, who have certified certain financial statements of the Company and the Subsidiaries are independent public accountants as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in the Registration Statement and the Pricing Prospectus comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with IFRS (as defined below) consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included in the Pricing Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement;

(xvi) Neither the Company nor any Subsidiary has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (1) there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries, (2) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, considered as one enterprise, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise or (4) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case, otherwise than as set forth or contemplated in the Pricing Prospectus;

(xvii) Neither the Company nor any of the Subsidiaries is (1) in violation of its articles of association, charter, memorandum of association, or other organization documents or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, considered as one enterprise (in any such case, a “Material Adverse Effect”);

(xviii) Each of the Company and each Subsidiary has good and marketable title to all real and personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as (i) are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any Subsidiary or (ii) would not reasonably be expected to have a Material Adverse Effect;

(xix) Other than as set forth in the Pricing Prospectus, there is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the knowledge of the Company, threatened, to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is subject which, if determined adversely to the Company or the Subsidiary, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement or the Pricing Prospectus; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or others;

(xx) The Company and the Subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them, except where the failure to possess such permit, license, approval, consent or authorization would not reasonably be expected to result in a Material Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any written notice of proceedings relating to the revocation or material modification of any such Permits;

(xxi) Except as set forth in the Pricing Prospectus or as would not have or reasonably be expected to have a Material Adverse Effect: (i) the Company and the Subsidiaries own, possess, license or have other rights to use, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) necessary to carrying on their businesses as described in the Pricing Prospectus, and (ii) neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property owned by or exclusively licensed to the Company or any Subsidiary invalid or inadequate to protect the interest of the Company and the Subsidiaries;

(xxii) No material labor dispute with the employees of the Company or the Subsidiaries exists, or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect;

(xxiii) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that either it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect;

(xxiv) The Company and each of the Subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and the Subsidiaries. The Company maintains a system of internal accounting controls designed to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with International Financial Reporting Standards as adopted by the European Union and the International Accounting Standards Board (“IFRS”) and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xxv) Since the date of the latest audited financial statements included in the Pricing Prospectus, (a) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that would adversely affect the ability of the Company and each of the Subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of the Subsidiaries, and (b) since that date, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxvi) The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective;

(xxvii) Each of the Company and the Subsidiaries has filed all material returns (as hereinafter defined) required by law to be filed with taxing authorities prior to the date hereof or have duly obtained extensions of time for the filing thereof and all taxes shown as due on such returns that were filed have been paid, except which have been or will be promptly contested in good faith and as to which adequate reserves have been provided. All such returns are true, correct and complete in all material respects. Except as would not have a Material Adverse Effect, no tax deficiency has been determined (or are currently pending) by any taxing authority in connection with any returns against the Company or the Subsidiaries. The term “taxes” mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, national insurance, value added, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, inflation linkages, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes;

(xxviii) There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required;

(xxix) Neither the Company nor any of the Subsidiaries is in violation of any statute or any rule, regulation, decision or order of any governmental agency or governmental body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (excluding applicable laws which are the subject of the representations made by the Company in Section 1(xxxviii) (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is regulated by any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws and the Company is not aware of any pending investigation which might lead to such claim, which violation, contamination, liability or claim, individually or in the aggregate, would have a Material Adverse Effect;

(xxx) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any Subsidiary for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption;

(xxxi) Neither the Company nor any of the Subsidiaries, or any director or officer of the Company nor, to the Company’s knowledge, any agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment;

(xxxii) Neither the Company nor any of the Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries (“Person”), is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions; and the Company will not directly or indirectly use the proceeds of the issuance of the Underlying Shares to be represented by ADSs, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or impermissibly in any country or territory, that, at the time of such funding, is the subject of Sanctions;

(xxxiii) The Company is in compliance with all provisions of the U.S. Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (or implementing the provisions thereof) that are in effect and which the Company is required to comply with as of the effectiveness of the Registration Statement;

(xxxiv) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or court, domestic or foreign, having jurisdiction over the Company, the Subsidiaries or any of their assets or businesses (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any such entity involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxxv) There are no persons with registration rights or other similar rights to have securities registered in connection with the offering of the ADSs by the Company pursuant to the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(xxxvi) The Company is not and, after giving effect to the offering and sale of the ADSs as contemplated herein and the application of the net proceeds therefrom by the Company as described in the Pricing Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxxvii) The Company has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the ADSs, will not distribute any offering materials in connection with the offering and sale of the ADSs, other than the Pricing Prospectus, the Prospectus and, subject to compliance with Section 6 hereof, any Issuer Free Writing Prospectus; and the Company has not taken and will not take, directly or indirectly (without giving effect to the activities by the Underwriters), any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the ADSs. The Company (a) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (b) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule III hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act;

(xxxviii) All preclinical and clinical studies conducted by or, to the Company’s knowledge, on behalf of, the Company that are material to the Company and the Subsidiaries, taken as a whole, are or have been adequately described in the Registration Statement, the Pricing Disclosure Package and the Prospectus in all material respects. The clinical and preclinical studies conducted by or, to the Company’s knowledge, on behalf of, the Company that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or the results of which are referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus were and, if still ongoing, are being conducted in material compliance with all laws and regulations applicable thereto in the jurisdictions in which they are being conducted and with all laws and regulations applicable to preclinical and clinical studies from which data will be submitted to support marketing approval. The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of the results of such studies are accurate and complete in all material respects and fairly present the data derived from such studies, and the Company has no knowledge of any large well-controlled clinical study the aggregate results of which call into question the results of any clinical study conducted by or on behalf of the Company that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or the results of which are referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not received any written notices or statements from the U.S. Food and Drug Administration (“FDA”), the European Medicines Agency (“EMA”) or any comparable regulatory agency (each a “Regulatory Authority”) imposing, requiring, requesting or suggesting a clinical hold, termination, suspension or material modification for or of any clinical or preclinical studies that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or the results of which are referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not received any written notices or statements from any Regulatory Authority, and otherwise has no knowledge of, (i) any investigational new drug application for potential product of the Company is or has been rejected or determined to be non-approvable or conditionally approvable; and (ii) any license, approval, permit or authorization to conduct any clinical trial of any potential product of the Company has been, will be or may be suspended, revoked, modified or limited;

(xxxix) The statistical and market and industry-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from sources to the extent required;

(xl) Except as would not have a Material Adverse Effect, the Company and each of the Subsidiaries: (A) are and at all times have been in compliance with all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”); (B) have not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any Regulatory Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possess all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (D) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and, to the knowledge of the Company, no such proceedings are threatened or contemplated by any such governmental authority or third party; (E) have not received notice that any Regulatory Authority has taken, is taking or will take action to limit, suspend, modify or revoke any Authorizations and, to the knowledge of the Company, no such Regulatory Authority has threatened such action; and (F) have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission);

(xli) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act;

(xlii) Neither the Company nor any of the Subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Republic of Finland or of the United States or the State of New York. Upon execution and delivery, this Agreement will be in proper legal form under the laws of the Republic of Finland for the enforcement hereof against the Company, except as enforceability may be limited by fundamental principles of Finnish law under the doctrine of public policy or applicable bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; to ensure the legality, validity, enforceability, priority or admissibility in evidence of this Agreement, it is not necessary that this Agreement or any other document related hereto be filed, registered or recorded with or executed or notarized before any governmental or regulatory authority or agency of the Republic of Finland;

(xliii) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no transaction tax, issue tax, stamp duty or other issuance or transfer tax or duty or withholding tax is or will be payable by or on behalf of the Underwriters, or otherwise imposed on any payments made to the Underwriters, acting in their capacity as Underwriters, in connection with (i) the issuance of the Underlying Shares to the Underwriters by the Company and the deposit with the Depositary of the Underlying Shares against the issuance of ADRs evidencing the ADSs; (ii) the issuance of the ADSs to or for the account of the several Underwriters; (iii) the initial sale by the Underwriters of the ADSs to purchasers thereof; (iv) the execution and delivery of this Agreement or the Deposit Agreement; or (v) any subsequent transfer of, or agreement to transfer, the ADSs (or interests in the ADSs) within DTC (including such transfers to purchasers procured by the Underwriters);

(xliv) All of the information provided by the Company in writing to the Underwriters or to the Underwriters’ counsel specifically for use by the Underwriters’ counsel in connection with its FINRA Public Offering System filings (and related disclosure) with FINRA is true, complete and correct in all material respects;

(xlv) The issuance of Ordinary Shares pursuant to the Private Placement and the Shareholder Placement is exempt from the registration requirements of the Securities Act and securities laws of any state or country having jurisdiction with respect thereto, and the Company has not taken and will not take any action that would cause the loss of such exemption. The Company has not issued or sold any securities that would be integrated with the offering of the ADSs contemplated by this Agreement pursuant to the Securities Act or the interpretations thereof by the Commission;

(xlvi) The audiovisual presentation made available to the public by the Company is a “bona fide electronic roadshow” for purposes of Rule 433(d)(8)(ii) of the Securities Act, and such presentation, together with the Pricing Prospectus, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from such presentation or Pricing Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives or their counsel expressly for use therein; it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 10(b) hereof; and

(xlvii) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any Ordinary Shares or any securities convertible into or exchangeable for Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act, other than Ordinary Shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(b) The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

(i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Agreement and the Custody Agreement and Power of Attorney and for the sale and delivery of the Underlying Shares to be sold by the Selling Shareholder hereunder, have been obtained; and the Selling Shareholder has full right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney and to sell, assign, transfer and deliver the Underlying Shares to be sold by the Selling Shareholder hereunder;

(ii) This Agreement and the Custody Agreement and Power of Attorney have each been duly authorized, executed and delivered by the Selling Shareholder; and the Custody Agreement and Power of Attorney constitutes the legal, valid and binding obligation of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles;

(iii) The Selling Shareholder has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing (to the extent such concept exists) under the laws of its jurisdiction (or organization);

(iv) The sale of the Underlying Shares to be represented by Option ADSs and to be sold by the Selling Shareholder hereunder, the execution of this Agreement and the Custody Agreement and Power of Attorney by the Selling Shareholder and the compliance by the Selling Shareholder with all of the provisions of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such action result in any violation of the provisions of the certificate or articles of incorporation or by-laws (or other organization documents) of the Selling Shareholder, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of its properties, except for any conflicts, breaches, defaults or violations which would not reasonably be expected to materially adversely affect the Selling Shareholder’s ability to consummate the sale of such Shares to the Underwriters hereunder and to satisfy the other obligations of the Selling Shareholder hereunder; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Underlying Shares to be sold by the Selling Shareholder hereunder or the consummation by the Selling Shareholder of the transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney, except the registration under the Securities Act of the Underlying Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underlying Shares by the Underwriters;

(v) The Selling Shareholder has, and immediately prior to the Closing Date and each Option Closing Date will have, good and valid title to the Underlying Shares to be represented by Option ADSs and to be sold by the Selling Shareholder hereunder on such date free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Underlying Shares and payment therefor pursuant hereto, good and valid title to such Underlying Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(vi) The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underlying Shares;

(vii) (1) At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Underlying Shares to be represented by Option ADSs are purchased, at each Option Closing Date), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Pricing Prospectus, the Prospectus or any amendments or supplements thereto were issued and at the Closing Date (and, if any Underlying Shares to be represented by Option

ADSs are purchased, at each Option Closing Date), none of the Pricing Prospectus, the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such representations and warranties in clauses (1) and (2) above apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished by or on behalf of the Selling Shareholder to the Company for use in the Pricing Prospectus, the Prospectus or any amendment or supplement thereto (the “Selling Shareholder Information”); provided, further, that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that identified as such in Section 10(b) hereof;

(viii) Any certificate signed by, or on behalf of, the Selling Shareholder delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Shareholder to the Underwriters as to the matters covered thereby;

(ix) The Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing Timo Veromaa and David Cook, and each of them, as the Selling Shareholder’s Attorneys-in-fact (the “Attorneys-in-Fact” or any one of them the “Attorney-in Fact”) with authority to execute and deliver this Agreement on behalf of the Selling Shareholder, to determine the Subscription Price to be paid by the Underwriters to the Selling Shareholder as provided herein, to authorize the delivery of the Underlying Shares to be sold by the Selling Shareholder hereunder and otherwise to act on behalf of the Selling Shareholder in connection with the transactions contemplated by this Agreement; and

(x) The Selling Shareholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Underlying Shares hereunder, [certificates representing] such Underlying Shares shall be delivered by or on behalf of the Selling Shareholder in accordance with the terms and conditions of this Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Attorneys-in-Fact shall have received notice of such death, incapacity, termination, dissolution or other event.

2. Subject to the terms and conditions set forth in this Agreement and the Deposit Agreement, (a) the Company agrees to issue to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to subscribe for, at a subscription price per Underlying Share of $[price to public] (the “Subscription Price”) (EUR [●] at the U.S. Dollar to Euro exchange rate of [●]: agreed to by the Company and the Representatives hereby, the “Exchange Rate”), the number of Underlying Shares to be represented by such number of Firm ADSs as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to subscribe for Underlying Shares to be represented by the Option ADSs as provided below, (i) the Company agrees to issue to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to subscribe for, at the Subscription Price, the number of Underlying Shares represented by Option ADSs determined by multiplying the aggregate number of Underlying Shares to be issued by the Company and represented by Option ADSs by a fraction the numerator of which is the number of Firm ADSs set forth in Schedule I opposite the name of such Underwriter and the denominator of which is the total number of Firm ADSs to be sold hereunder and (ii) the Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder at the Subscription Price, the number of Underlying Shares represented by Option ADSs determined by multiplying the aggregate number of Underlying Shares to be sold by the Selling Shareholder and represented by Option ADSs by a fraction the numerator of which is the number of Firm ADSs set forth in Schedule I opposite the name of such Underwriter and the denominator of which is the total number of Firm ADSs to be sold hereunder. Up to an aggregate of [                ] of the Underlying Shares to be represented by Option ADSs may be issued to the several Underwriters by the Company, and up to an aggregate of [                ] of the Underlying Shares to be represented by Option ADSs may be sold to the several Underwriters by the Selling Shareholder. Any such election to subscribe for or purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by the Company and by the Selling Shareholder as set forth above.

As compensation for the Underwriters’ commitments, (i) the Company shall pay to the Representatives for the Underwriters’ accounts a commission of [    ] percent of the aggregate Subscription Price for the Underlying Shares subscribed for by the Underwriters from the Company on the Closing Date (or the Option Closing Date, as the case may be) and (ii) the Selling Shareholder shall pay to the Representatives for the Underwriters’ accounts a commission of [    ] percent of the aggregate Subscription Price for the Underlying Shares to be sold by the Selling Shareholder on the Option Closing Date. The Underwriters, on the one hand and each of the Company and the Selling Shareholder, severally and not jointly, on the other hand, agree that (x) the commission payable by the Company may, at the Underwriters’ sole discretion, be deducted from the aggregate Subscription Price payable to the Company and (y) the commission payable by the Selling Shareholder may, at the Underwriters’ sole discretion, be deducted from the aggregate Subscription Price payable to the Selling Shareholder.

The Company hereby grants to the Underwriters the right to subscribe for, at their election up to [●] Underlying Shares to be represented by Option ADSs, at the Subscription Price, and the Selling Shareholder hereby grants to the Underwriters the right to purchase, at their election up to [●] Underlying Shares to be represented by Option ADSs, at the Subscription Price, in each case, for the sole purpose of covering over-allotments in connection with the sale of the Firm ADSs. The Underwriters may exercise their option to subscribe for and/or purchase, as the case may be, Underlying Shares to be represented by Option ADSs in whole or in part from time to time only by written notice from the Representatives to the Company, the Selling Shareholder and the Attorney-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Underlying Shares to be represented by Option ADSs to be subscribed for or purchased and the date on which such Underlying Shares are to be issued, as determined by the Representatives, but in no event earlier than the Closing Date or, unless the Representatives, the Company and the Attorney-in-Fact otherwise agree in writing, earlier than three or later than ten business days (with a business day for this purpose meaning during the hours of 8 a.m. and 4 p.m. Finnish time) after the receipt of such notice.

The Underlying Shares to be represented by Option ADSs and to be sold by the Selling Shareholder hereunder have been placed in custody, for delivery under this Agreement, under the Custody Agreement and Powers of Attorney made with [                    ], as custodian[s] (“Custodian”). The Selling Shareholder agrees that the shares held in custody for the Selling Shareholder under such Custody Agreement and Power of Attorney are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable and that the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death of the Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If the Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Underlying Shares to be represented by Option ADSs and to be sold by the Selling Shareholder hereunder, such Underlying Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

3. It is understood that the several Underwriters propose to offer the Firm ADSs for sale to the public upon the terms and conditions set forth in the Prospectus.

4. On the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, including in Section 2 hereof, (i) the Representatives agree to wire funds in euros equal to the aggregate Subscription Price with respect to the Underlying Shares to be represented by the Firm ADSs to an account of one of the Representatives at Nordea Bank Finland Plc one day prior to the Closing Date (defined below) and in any event, no later than 3:00 p.m. Finnish time on such date, (ii) the Underwriters agree to pay the Subscription Price in euros with respect to the Underlying Shares to be represented by the Firm ADSs in same day funds by a transfer to an account of the Company at Nordea Bank

Finland Plc so that such aggregate Subscription Price is recorded in full to the said bank account on or before 10:00 a.m. Finnish time on the Closing Date, and the Company shall, upon receipt of such Subscription Price, effect the registration of the Underlying Shares with the Finnish Trade Register and the entry of such Underlying Shares in Euroclear Finland and their transfer to an account of the Depositary, on or before 11:00 a.m. New York time on [●], 2015, such time being herein referred to as the “Closing Date” to enable delivery by the Depositary of the Firm ADSs to the Representatives for the receipt of the several Underwriters through the facilities of the Depositary Trust Company (“DTC”). For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm ADSs. The Firm ADSs shall be registered in such names and in such denominations as the Representatives shall request in writing at least one day prior to the Closing Date.

Each time for the issuance or sale, as the case may be, and delivery of, and payment of the Subscription Price for, the Underlying Shares to be represented by the Option ADSs, being herein referred to as an “Option Closing Date,” which may be the Closing Date, shall be determined by the Representatives as provided above. On the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, including in Section 2 hereof, (x)(i) the Representatives agree to wire funds in euros equal to the aggregate Subscription Price with respect to the Underlying Shares to be issued by the Company and to be represented by the relevant number of Option ADSs equal to such aggregate Subscription Price to an account of one of the Representatives at Nordea Bank Finland Plc one day prior to the Option Closing Date and in any event, no later than 3:00 p.m. Finnish time on such date, and (ii) the Underwriters agree to pay the Subscription Price in euros with respect to such Underlying Shares to be represented by such Option ADSs in same day funds by a transfer to an account of the Company at Nordea Bank Finland Plc so that such aggregate Subscription Price is recorded in full to the said bank account on or before 10:00 a.m. Finnish time on the Option Closing Date, and the Company shall, upon receipt of such Subscription Price, effect the registration of such Underlying Shares with the Finnish Trade Register and the entry of such Underlying Shares in Euroclear Finland and their transfer to an account of the Depositary, on or before 11:00 a.m. New York time on the applicable Option Closing Date to enable delivery by the Depositary of such Option ADSs to the Representatives for the receipt of the several Underwriters through the facilities of DTC and (y)(i) the Representatives agree to wire funds in euros equal to the aggregate Subscription Price with respect to the Underlying Shares to be sold by the Selling Shareholder and to be represented by the relevant number of Option ADSs equal to such aggregate Subscription Price pursuant to instructions from the Custodian on or before 10:00 a.m. Finnish time on the Option Closing Date and (ii) the Custodian shall, upon receipt of such Subscription Price, deliver such Underlying Shares to an account of the Depositary, on or before 11:00 a.m. New York time on the applicable Option Closing Date to enable delivery by the Depositary of such Option ADSs to the Representatives for the receipt of the several Underwriters through the facilities of DTC. The Option ADSs shall be registered in such names and in such denominations as the Representatives shall request in writing at least one day prior to the Option Closing Date.

5. The Company covenants and agrees with each of the Underwriters as follows:

(a) The Company, subject to Section 5(b), will comply with the requirements of Rule 430A under the Securities Act, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Representatives with copies thereof, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes; and (v) if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of the ADSs within the meaning of the Securities Act and (B) completion of the 180-day restricted period referred to in Section 5(j) hereof. The Company will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use its reasonable best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as possible.

(b) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c) The Company will use its best efforts to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that nothing in this Section 5(c) shall require the Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified, or to file a general consent to service of process in any jurisdiction.

(d) The Company has furnished or will deliver to the Representatives, without charge, electronic copies of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and copies of all consents and certificates of experts, and will also, upon reasonable request by the Representatives, deliver to the Representatives, without charge, an electronic copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T

(e) The Company has delivered to each Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, prior to 5:00 P.M. on the second business day succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the ADSs under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the ADSs as contemplated in this Agreement and in the Prospectus. If at any time when, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales of the ADSs under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request. The Company will provide the Representatives with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(g) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representatives as soon as practicable, but not later than 60 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h) The Company will use the net proceeds received by it from the issuance of the Underlying Shares to be represented by ADSs in all material respects as specified in the Pricing Prospectus under the heading “Use of Proceeds”.

(i) The Company will use its best efforts to effect and maintain the listing for quotation of the American Depositary Shares on the NASDAQ Global Market.

(j) During a period of 180 days from the date of the Prospectus (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Ordinary Shares or ADSs, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise, other than (1) the Underlying Shares and ADSs to be issued and sold hereunder, (2) the issuance of options to acquire Ordinary Shares, stock units or other similar awards granted pursuant to the Company’s benefit plans existing on the date hereof that are referred to in the Prospectus, as such plans may be amended, (3) the issuance of Ordinary Shares upon the exercise of, or pursuant to, any such options or other awards referred to above provided such Ordinary Shares cannot be sold, pledged or otherwise transferred during the Lock-Up Period, (4) the issuance by the Company of securities convertible into or exercisable or exchangeable for Ordinary Shares in connection with the hiring of new employees provided that such securities are issued pursuant to existing plans described in the Prospectus and cannot be so converted, exercised or exchanged within the Lock-Up Period, (5) the issuance of Ordinary Shares upon the conversion of convertible notes and exercise of warrants issued in the Private Placement and the Shareholder Placement, provided that each investor or shareholder, as applicable, shall have entered into a “lock-up” agreement described in Section 9(q) hereof with respect to such Ordinary Shares and (6) Ordinary Shares, American Depositary Shares or other securities issued in connection with a transaction that includes a commercial relationship (including joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements)

or any acquisition of assets or not less than a majority or controlling portion of the equity of another entity, provided that (x) the aggregate number of Ordinary Shares, American Depositary Shares or other securities issued pursuant to this clause (6) shall not exceed 5.0% of the Company’s market capitalization immediately after the issuance and sale of the ADSs pursuant hereto and (y) the recipient of any such Ordinary Shares, American Depositary Shares or other securities issued pursuant to this clause (6) during the Lock-Up Period described above shall enter into an agreement in writing with the Underwriters not to sell, offer, dispose of or otherwise transfer any such Ordinary Shares, American Depositary Shares or other securities during such Lock-Up Period without the prior written consent of the Representatives.

(k) If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a “lock-up” agreement described in Section 9(q) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit D hereto through a major news service at least two business days before the effective date of the release or waiver.

(l) The Company, during the period when the Prospectus is required to be delivered in connection with sales of the ADSs under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(m) The Company will file with the Commission such information on Form 20-F and Form 6-K as may be required pursuant to Rule 463 under the Securities Act, including quarterly reports on Form 6-K.

(n) During a period of three years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to the Representatives as soon as practicable, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided that the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on Electronic Data Gathering, Analysis and Retrieval system.

(o) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(p) If so requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the ADSs. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the ADSs, (ii) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Representatives, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

(q) The Company will deliver as of the date hereof a certificate from its Chief Financial Officer regarding certain matters in connection with its financial statements set forth in Exhibit E hereto.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II hereto;

(b) The Selling Shareholder represents and agrees that it has not made and will not make any offer relating to the ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act;

(c) The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show;

(d) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing

Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7. Each of the Company and the Selling Shareholder, severally and not jointly, covenant and agree with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, (a) the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the ADSs; (iv) all expenses in connection with the qualification of the ADSs for offering and sale under state securities laws as provided in Section 5(c), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (such fees and expenses of counsel not to exceed $5,000); (v) all fees and expenses in connection with listing the ADSs on the NASDAQ Global Market; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by FINRA of the terms of the sale of the ADSs (such counsel fees not to exceed $20,000); (vii) all fees and expenses in connection with the preparation, issuance and delivery of the ADSs and/or ADRs to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the ADSs to the Underwriters; (viii) the cost and charges of any transfer agent, registrar or Depositary; (ix) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (b) the Selling Shareholder will pay or cause to be paid all expenses incident to the performance of the Selling Shareholder’s obligations under this Agreement which are not otherwise specifically provided for in this Section 7, including (i) all expenses and taxes incident to the sale and delivery of the Underlying Shares to be represented by Option ADSs and to be sold by the Selling Shareholder to the Underwriters hereunder and (ii) the fees, disbursements and expenses of the Selling Shareholder’s counsel and other advisors, if any. Except as provided in this Section 7, Section 10 or Section 13 hereof, the Underwriters will pay their own costs and expenses, including the fees and disbursements of their counsel and any advertising expenses connected with any offers the Underwriters may make.

8. The Selling Shareholder covenants and agrees with each of the Underwriters as follows:

(a) During a period of 30 days from the date of the Prospectus (the “Lock-Up Period”), the Selling Shareholder will not, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Ordinary Shares or ADSs, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise, other than (1) the Underlying Shares and ADSs to be sold hereunder and (2) distributions of Ordinary Shares, ADSs or such other securities to members or shareholders of the Selling Shareholder or to any corporation, partnership or other person or entity that is a direct or indirect affiliate of the Selling Shareholder; provided that, in the case of clause (2), each resulting transferee of the Company’s securities executes and delivers to the Representatives a lock-up agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this letter agreement and no public filing is required or voluntarily made under the Exchange Act, in connection therewith. In addition, the Selling Shareholder agrees that, during the Lock-Up Period, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion): (x) the Selling Shareholder will not request, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares, ADSs or other share capital or any security convertible into or exercisable or exchangeable for Ordinary Shares, ADSs or other share capital and (y) the Selling Shareholder waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the Selling Shareholder is a party.

(b) The Selling Shareholder will deliver to the Representatives, prior to or at the Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibilities Act of 1982 with respect to the transactions contemplated by this Agreement.

9. The several obligations of the Underwriters hereunder to subscribe and pay the Subscription Price for the Underlying Shares to be represented by ADSs on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by each of the Company and the Selling Shareholder of their respective obligations hereunder and to the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction.

(b) The respective representations and warranties of each of the Company and the Selling Shareholder contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and each of the Company and the Selling Shareholder shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c) (i) Neither the Company nor any Subsidiary shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) except as described in the Registration Statement and the Prospectus, there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or (2) there shall not have been any material adverse change in or affecting the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, considered as one enterprise, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(d) the Representatives shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, (i) a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, reasonably satisfactory to the Representatives, to the effect (1) set forth in Sections 9 (b) (with respect to the respective representations, warranties, agreements and conditions of the Company), (2) that none of the situations set forth in clause (i) or (ii) of Section 9 (c) shall have occurred and (3) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission, and (ii) a certificate of the Selling Shareholder, satisfactory to the Representatives, to the effect set forth in Section 9(b) (with respect to the respective representations, warranties, agreements and conditions of the Selling Shareholder);

(e) On the Closing Date or Option Closing Date, as the case may be, Davis Polk & Wardwell LLP, counsel for the Company, shall have furnished to the Representatives their written opinion as to certain matters of U.S. law, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A-1 hereto.

(f) On the Closing Date or Option Closing Date, as the case may be, Hannes Snellman Attorneys Ltd, counsel for the Company and the Selling Shareholder, shall have furnished to the Representatives their written opinion as to certain matters of Finnish law, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A-2 hereto.

(g) On the Closing Date or Option Closing Date, as the case may be, Kilpatrick Townsend & Stockton LLP, intellectual property counsel for the Company, shall have furnished to the Representatives their written opinion as to certain matters regarding Intellectual Property, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A-3 hereto.

(h) On the Closing Date or Option Closing Date, as the case may be, Blum & Grob Rechtsanwälte AG, special counsel for the Company, shall have furnished to the Representatives their written opinion as to certain matters regarding Biotie Therapies AG, to the effect set forth in Exhibit A-4 hereto.

(i) On the Closing Date or Option Closing Date, as the case may be, Emmet, Marvin & Martin, LLP, counsel for the Depositary, shall have furnished to the Representatives their written opinion, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A-5 hereto.

(j) On the Option Closing Date, Covington & Burling LLP, counsel for the Selling Shareholder, shall have furnished to the Representatives their written opinion, dated the Option Closing Date, in form and substance reasonably satisfactory to counsel for Underwriters, to the effect set forth in Exhibit A-6 hereto.

(k) On the Option Closing Date, [Eubelius CVBA], counsel for the Selling Shareholder, shall have furnished to the Representatives their written opinion as to certain matters of Belgian law, dated the Option Closing Date, in form and substance reasonably satisfactory to counsel for Underwriters, to the effect set forth in Exhibit A-7 hereto.

(m) On the Closing Date or Option Closing Date, as the case may be, the Deposit Agreement shall be in full force and effect.

(n) On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, PricewaterhouseCoopers Oy shall have furnished to the Representatives a letter, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(o) On the Closing Date or Option Closing Date, as the case may be, the Representatives shall have received from PricewaterhouseCoopers Oy a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 8(l), except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(p) On the Closing Date or Option Closing Date, as the case may be, Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Underwriters, shall have furnished to the Representatives their opinion and 10b-5 statement dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(q) The ADSs to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

(r) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(s) The Representatives shall have received “lock-up” agreements, each substantially in the form of Exhibit B hereto, from all the shareholders listed on Schedule IV hereto and all officers and directors of the Company and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(t) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NASDAQ Global Market; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Global Market or the Finnish Stock Exchange; (iii) a general moratorium on commercial banking activities declared by any of Federal, New York State or Finnish authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Finland; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

(u) The Deposit Agreement shall be in full force and effect and the Company and the Depositary shall have taken all action necessary to permit the deposit of the Underlying Shares and the issuance of the ADSs in accordance with the Deposit Agreement.

(v) The Company shall have taken all such necessary steps prior to the receipt of the Subscription Price in the Company’s bank account in accordance with Section 4 hereof in order to, upon the receipt of such Subscription Price, (i) effect the registration of the Underlying Shares with the Finnish Trade Register, (ii) enter such Underlying Shares in Euroclear Finland, and (iii) deliver an official excerpt from the Finnish Trade Register evidencing the Underlying Shares, each in accordance with all applicable law and in accordance with Section 4 hereof.

(w) The Selling Shareholder shall have transferred to [Nordea Bank Finland Plc.] as custodian the [●] Ordinary Shares held by the Selling Shareholder, which represents the maximum number of Ordinary Shares which may be sold by the Selling Shareholder and which will be represented by [●] American Depositary Shares, pending instruction to issue such American Depositary Shares.

(x) The Company shall have consummated the Private Placement and the Shareholder Placement in accordance with all applicable law.

(y) The Company shall have delivered a “bring down,” dated as of the Closing Date, of the certificate referred to in Section 5(q) hereof.

(z) The Custody Agreement and Power of Attorney shall be in full force and effect and shall not have been amended.

(aa) On or prior to the Closing Date or the Option Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

(bb) On or prior to the Option Closing Date, the Selling Shareholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives shall reasonably request.

If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 13, by the Representatives by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 13.

10. (a) (i) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 10(b) below.

(ii) After payment of the Subscription Price by the Underwriters for the Underlying Shares to be represented by the Firm ADSs, (x) if the Firm ADSs are not delivered to the Underwriters’ accounts through DTC on the Closing Date (or an otherwise mutually agreed upon date) due to circumstances not caused by the Underwriters, (i) the Underwriters shall use commercially reasonable best efforts to sell at the highest available price any such ADSs for which purchasers of ADSs (which are not affiliates of the Underwriters) cancel the related trades as a result of such delay beyond the Closing Date and the Company will indemnify the Underwriters for the difference between the price to the public of the ADSs set forth in the Prospectus and the actual price paid to the Underwriters for such Firm ADSs (if any) and (y) in addition to any remedy that may be available under paragraph (ii)(x), if there is a failure to deliver any Firm ADSs to the Underwriters’ accounts through DTC by the date that is five business days following the Closing Date, due to circumstances not caused by the Underwriters, the Company will use its commercially reasonable best efforts to unwind such issuance of the Underlying Shares and indemnify the Underwriters for their actual direct losses as a result of such failure to deliver ADSs.

(iii) The Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the extent and in the manner set forth in clause (a)(i) above; provided that the Selling Shareholder shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in reliance upon and in conformity with the Selling Shareholder Information; provided, further, that the liability under this subsection of the Selling Shareholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to the Selling Shareholder from the sale of Underlying Shares sold by the Selling Shareholder hereunder.

(b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, the Selling Shareholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the names of the Underwriters wherever they appear, the concession and reallowance figures and the terms of the offering appearing in the 8th and 9th paragraphs under the caption “Underwriting,” the information contained in the 15th through 18th, 20th and 21st paragraphs under the caption “Underwriting,” and the information contained in the 22nd paragraph under the caption “Underwriting” (except for the second sentence thereof, but only with respect to the Underwriters, past events and the fact of any past fees and reimbursement expenses).

(c) Promptly after receipt by an indemnified party under Section 10 (a)(i) or 10 (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 10). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party). Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 10 (a)(i), shall be selected by the Representatives. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under Section 10 (a)(i) or 10 (b) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the

Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the ADSs shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 10(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 10(d), the requirement of the Selling Shareholder to contribute shall be limited to an amount equal to the aggregate gross proceeds (after deducting underwriting discounts and commissions but before deducting expenses) received by the Selling Shareholder less any amounts that the Selling Shareholder is obligated to pay under Section 10.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 10(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the parties to this Agreements contained in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

11. If any Underwriter or Underwriters default in its or their obligations to subscribe for Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to subscribe for does not exceed 10% of the total number of Shares that the Underwriters are obligated to subscribe for on such Closing Date or Option Closing Date, as the case may be, the Representatives may make arrangements satisfactory to the Company, and in the case of any Option Closing Date, the Company and the Selling Shareholder, for the subscription of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to subscribe for the Shares that such defaulting Underwriters agreed but failed to subscribe for on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to subscribe for on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representatives and the Company, and in the case of any Option Closing Date, the Representatives, the Company and the Selling Shareholder, for the subscription of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 13, without liability on the part of any non-defaulting Underwriter, the Selling Shareholder or the Company, except as provided in Section 13. Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

12. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Underlying Shares to be represented by Option ADSs which have yet to be issued) may be terminated, subject to the provisions of Section 13, in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the New York Stock Exchange or on the NASDAQ Global Select Market or the NASDAQ Global Market or the Finnish Stock Exchange shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York or the Republic of Finland shall have been declared by Federal, New York State or Finnish authorities or a new restriction materially adversely affecting the distribution of the Firm ADSs or the Option ADSs, as the case may be, shall have become effective, or (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the ADSs to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the ADSs.

If this Agreement is terminated pursuant to this Section 12, such termination will be without liability of any party to any other party except as provided in Section 13 hereof.

13. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Shareholder and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Selling Shareholder or any of their respective representatives, officers or directors or any controlling person, and will survive the issuance of and payment for the Shares. If this Agreement is terminated pursuant to Section 9, 11 or 12 or if for any reason permitted under this Agreement the subscription of any of the Underlying Shares by the Underwriters and the issuance of the ADSs is not consummated (other than solely by reason of the failure of any Underwriter to perform its obligations hereunder), the Company and the Selling Shareholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 7, the respective obligations of the Company, the Selling Shareholder and the Underwriters pursuant to Section 10 and the provisions of Sections 13, 14, 17 and 18 shall remain in effect and, if any Underlying Shares or ADSs have been issued hereunder the representations and warranties in Section 1 and all obligations under Section 5 and Section 6 shall also remain in effect. If this Agreement shall be terminated by the Underwriters, or any of them, under Section 9 or otherwise because of any failure or refusal on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement (other than solely by reason of the failure of any Underwriter to perform its obligations hereunder), or if for any reason any of the Company or the Selling Shareholder shall be unable to perform its obligations under this Agreement (other than solely by reason of the failure of any Underwriter to perform its obligations hereunder) or any condition of the Underwriters’ obligations cannot be fulfilled (other than solely by reason of the failure of any Underwriter to perform its obligations hereunder), the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all documented out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

If this Agreement is terminated pursuant to Sections 9, 11 or 12 following the payment of the Subscription Price pursuant to Section 2, but before the issuance of the Underlying Shares, the Company shall use its best efforts to cancel the notification regarding the registration with the Finnish Trade Register of the Underlying Shares and return such Subscription Price to the Underwriters to the greatest extent permitted by Finnish law.

14. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Shareholder and the Underwriters, the officers and directors of the Company referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of ADSs from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

15. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281 (fax no.: (212) 428-6260); Attention Michael Goldberg, Syndicate Director and c/o Stifel, Nicolaus & Company, Incorporated, 237 Park Avenue, 8th Floor, New York, New York 10017 (fax no.:                     ); Attention:                     . Notices to the Company shall be given to it at Biotie Therapies Corp., Joukahaisenkatu 6, 20520 Turku, Finland (fax no.: +358 2 274 89 10); Attention: David Cook, Chief Financial Officer. Notices to the Selling Shareholder shall be given to the Attorney-in-Fact at Biotie Therapies Corp., Joukahaisenkatu 6, 20520 Turku, Finland (fax no.: +358 2 274 89 10); Attention: David Cook, Chief Financial Officer.

16. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

18. Each of the Company and the Selling Shareholder, severally and not jointly, hereby irrevocably submit to the non-exclusive jurisdiction of the U.S. Federal and state courts in the Borough of Manhattan in The City of New York (each, a “New York Court”) in any suit or proceeding arising out of or relating to this Agreement, the Deposit Agreement, the Pricing Prospectus, the Prospectus, the Registration Statement, the F-6 Registration Statement, the offering of the Firm ADSs and the Option ADSs or any transactions contemplated hereby. Each of the Company and the Selling Shareholder, severally and not jointly, irrevocably and unconditionally waive any objection to the laying of venue of any such suit or proceeding arising out of or relating to this Agreement, the Deposit Agreement, the Pricing Prospectus, the Prospectus, the Registration Statement, the F-6 Registration Statement, the offering of the Firm ADSs and the Option ADSs or any transactions contemplated hereby in a New York Court, and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. To the extent that the Company or the Selling Shareholder has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, each of the Company and the Selling Shareholder, severally and not jointly, irrevocably and unconditionally waive, to the fullest extent permitted by law, such immunity in respect of any such suit or proceeding. The Company irrevocably appoints National Corporate Research, Ltd. located at 10 E. 40th Street, 10th Floor, New York, NY 10016, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agree that service of process in any manner permitted by applicable law upon such agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Selling Shareholder irrevocably appoints UCB, Inc., 1950 Lake Park Drive, Smyrna, Georgia 30080, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agree that service of process in any manner permitted by applicable law upon such agent shall be deemed in every respect effective service of process upon the Selling Shareholder in any such suit or proceeding. Each of the Company and the Selling Shareholder, severally and not jointly, further agree to take any and all action as may be necessary to maintain such designation and appointment of such agents in full force and effect for a period of seven years from the date of this Agreement. Each of the Company, the Selling Shareholder and the Underwriters irrevocably waive, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement, the Deposit Agreement or the transactions contemplated hereby.

19. Each of the Company and the Selling Shareholder, severally and not jointly, agree to indemnify each Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Underwriter is able to purchase U.S. dollars with the amount of the judgment currency actually received by the Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of each of the Company and the Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

20. Each of the Company and the Selling Shareholder, severally and not jointly, acknowledge and agree that (i) the issuance or sale, as the case may be, of the Underlying Shares to be represented by ADSs pursuant to this Agreement, including the determination of the public offering price of the ADSs and any related discounts and commissions, is an arm’s-length commercial transaction between the Company or the Selling Shareholder on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, the Selling Shareholder or their respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters) or any other obligation to the Company or the Selling Shareholder except the obligations expressly set forth in this Agreement, and (iv) each of the Company and the Selling Shareholder has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Shareholder, severally and not jointly, agree that each will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Shareholder, respectively, in connection with such transaction or the process leading thereto.

21. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

22. Notwithstanding anything herein to the contrary, the Company is, and the Selling Shareholder is, authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company or the Selling Shareholder, as the case may be, relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

23. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Shareholder and the Underwriters, or any of them, with respect to the subject matter hereof.

24. The Company, the Selling Shareholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Selling Shareholder and the Underwriters.

Very truly yours,

BIOTIE THERAPIES CORP.

By:
Name:
Title:

[UCB S.A.]

By:
Name:
Title:

As Attorney-in-Fact acting on behalf of the Selling Shareholder

Accepted as of the date hereof:

RBC CAPITAL MARKETS, LLC STIFEL, NICOLAUS & COMPANY, INCORPORATED

By: RBC Capital Markets, LLC

By:
Title:

By: Stifel, Nicolaus & Company, Incorporated

By:
Title:

For themselves and as Representatives of the other Underwriters named in Schedule I hereto

SCHEDULE I

Underwriter	Number of Underlying Shares to be issued	Number of Firm ADSs Representing the Underlying Shares

Stifel, Nicolaus & Company, Incorporated

RBC Capital Markets, LLC

JMP Securities LLC

Roth Capital Partners, LLC

Total:

SCHEDULE II

[Include filed FWPs]

[Include orally communicated pricing information]

SCHEDULE III

[Include Written Testing-the-Waters Communications]

SCHEDULE IV

Armistice Capital Master Fund, Ltd.

Baupost Private Investments A-1, L.L.C.

Baupost Private Investments B-1, L.L.C.

Baupost Private Investments C-1, L.L.C.

Baupost Private Investments H-1, L.L.C.

Baupost Private Investments P-1, L.L.C.

Baupost Private Investments Y-1, L.L.C.

Baupost Private Investments BVI-1, L.L.C.

Baupost Private Investments BVII-1, L.L.C.

Baupost Private Investments BVIII-1, L.L.C.

Baupost Private Investments BVIV-1, L.L.C.

Ilmarinen Mutual Pension Insurance Company

Orbimed Private Investments V, LP

The Bailey 1995 Family Trust

Versant Venture Capital III, L.P.

Versant Side Fund III, L.P.

Versant Venture Capital V, L.P.

Versant Affiliates Fund V, L.P.

Versant Ophthalmic Affiliates Fund I, L.P.

Versant Venture Capital V (Canada) LP

Vivo Capital Fund VIII, L.P.

Vivo Capital Surplus Fund VIII, L.P.

Invesco

Lundbeck

EXHIBIT A-1

DAVIS POLK & WARDWELL LLP OPINION

[To be attached]

EXHIBIT A-2

HANNES SNELLMAN ATTORNEYS LTD OPINION

[To be attached]

EXHIBIT A-3

KILPATRICK TOWNSEND & STOCKTON LLP OPINION

[To be attached]

EXHIBIT A-4

BLUM & GROB RECHTSANWÄLTE AG OPINION

[To be attached]

EXHIBIT A-5

DEPOSITARY COUNSEL OPINION

[To be attached]

EXHIBIT A-6

OPINION OF COUNSEL TO SELLING SHAREHOLDER

[To be attached]

EXHIBIT A-7

OPINION OF BELGIAN COUNSEL TO SELLING SHAREHOLDER

[To be attached]

EXHIBIT B-1: FORM OF DIRECTOR AND OFFICER LOCK-UP

BIOTIE THERAPIES CORP.

Joukahaisenkatu 6

FI-20520 Turku

Finland

RBC CAPITAL MARKETS, LLC

STIFEL, NICOLAUS & COMPANY, INCORPORATED

c/o RBC Capital Markets

200 Vesey Street, 8th Floor

New York, NY 10281

c/o Stifel, Nicolaus & Company, Incorporated

237 Park Ave, 8th Floor

New York, NY 10017

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among Biotie Therapies Corp., a public limited liability company incorporated under the laws of the Republic of Finland (the “Company”) and the several underwriters named therein (the “Underwriters”). As an inducement to the Underwriters to execute the Underwriting Agreement in connection with the proposed public offering of ordinary shares, no par value per share, of the Company (“Ordinary Shares”) and/or American Depositary Shares (“ADSs”), representing registered Ordinary Shares, pursuant to a Registration Statement on Form F-1 (the “Registration Statement”), the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Ordinary Shares or ADSs, as the case may be (the “Public Offering Date”) pursuant to the Underwriting Agreement (such 180-day period being referred to herein as the “Lock-Up Period”), the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Ordinary Shares or ADSs or other securities of the Company for the benefit of the undersigned or such spouse or immediate family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any Ordinary Shares, ADSs or other share capital or securities convertible into or exchangeable or exercisable for any Ordinary Shares, ADSs or other share capital, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, ADSs or other share capital, whether any such aforementioned transaction is to be settled by delivery of the Ordinary Shares or ADSs or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of RBC Capital Markets, LLC (“RBC”) and Stifel, Nicolaus & Company, Incorporated (“Stifel” and together with RBC, the “Representatives”), and which consent may be withheld in the Representatives’ sole discretion.

If the undersigned is an officer or director of the Company, (a) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” Ordinary Shares or ADSs that the undersigned may purchase in the proposed public offering; (b) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Ordinary Shares or ADSs, the Representatives will notify the Company of the impending release or waiver, and (c) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer. For the purposes of this letter agreement, “officer” shall have the meaning set forth in Rule 3b-2 under the Exchange Act.

The aforementioned restrictions shall not apply to transfers of Ordinary Shares, ADSs or such other securities as a bona fide gift or gifts or by intestate succession or intestate distribution to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, provided that (a) each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this letter agreement, (b) no public filing is required or voluntarily made under the Exchange Act, in connection therewith and (c) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or immediate family member of the undersigned), such securities shall remain subject to the restrictions contained in this letter agreement.

In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 180 days after the Public Offering Date, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares, ADSs or other share capital or any security convertible into or exercisable or exchangeable for Ordinary Shares, ADSs or other share capital and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

The restrictions set forth in the first paragraph above shall not apply to (a) any Ordinary Shares or ADSs acquired by the undersigned in the open market, (b) the exercise of stock options, stock units or other similar awards granted pursuant to the Company’s equity incentive plans in effect as of the date hereof and described in the Registration Statement; provided that such restrictions shall apply to any Ordinary Shares, ADSs or other securities received upon exercise of options granted, or on settlement of share units, to the undersigned, (c) any Ordinary Shares, ADSs or other share capital that are sold to the Company for the primary purpose of satisfying any withholding tax or other governmental withholding or payment obligation or any exercise price with respect to any award of equity-based compensation or in connection with tax or other obligations as a result of testate succession or intestate distribution, (d) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act provided that no sales of the undersigned’s Ordinary Shares or ADSs shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, (e) transfers to a member or members of the undersigned’s immediate family or to a trust, the direct or indirect beneficiaries of which are the undersigned and/or a member or members of his or her immediate family, and (f) distributions of Ordinary Shares, ADSs or such other securities to members or stockholders of the undersigned or to any corporation, partnership or other person or entity that is a direct or indirect affiliate of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (e) or (f), each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this letter agreement; and provided further, that in the case of any transfer or distribution pursuant to clause (a) or (d) through (f), (i) no public filing is required or voluntarily made under the Exchange Act, in connection therewith and (ii) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or immediate family member of the undersigned), such securities shall remain subject to the restrictions contained in this letter agreement.

The restrictions contained herein shall not apply to any transfers, sales, tenders or other dispositions of Ordinary Shares, ADSs or such other securities pursuant to a bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction made to or involving all holders of the Ordinary Shares, ADSs and any other share capital and involving a Change of Control of the Company (including, without limitation, the entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Ordinary Shares, ADSs and any such securities in connection with such transaction, or vote any Ordinary Shares, ADSs and such securities in favor of any such transaction); provided that (a) if such tender offer, merger, amalgamation, consolidation or other similar transaction is not completed, any Ordinary Shares, ADSs or such other securities subject to this letter agreement shall remain subject to the restrictions contained in this letter agreement, and (b) in the event that after such tender offer, merger, amalgamation, consolidation or other similar transaction, any Ordinary Shares, ADSs or such other securities are not transferred, sold or tendered, such Ordinary Shares, ADSs or such other securities held by the undersigned shall remain subject to the provisions of this letter agreement. For purposes of this letter agreement, “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of Ordinary Shares, ADSs and other such securities if such transfer would constitute a violation or breach of this letter agreement and (b) place legends and stop transfer instructions on any such Ordinary Shares, ADSs and other such securities owned or beneficially owned by the undersigned.

This letter agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules. This letter agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before September 30, 2015.

Very truly yours,

Printed Name:
Date:

EXHIBIT B-2: FORM OF SYNDICATE LOCK-UP (INVESTOR WITH BOARD MEMBER)

BIOTIE THERAPIES CORP.

Joukahaisenkatu 6

FI-20520 Turku

Finland

RBC CAPITAL MARKETS, LLC

STIFEL, NICOLAUS & COMPANY, INCORPORATED

c/o RBC Capital Markets

200 Vesey Street, 8th Floor

New York, NY 10281

c/o Stifel, Nicolaus & Company, Incorporated

237 Park Ave, 8th Floor

New York, NY 10017

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among Biotie Therapies Corp., a public limited liability company incorporated under the laws of the Republic of Finland (the “Company”) and the several underwriters named therein (the “Underwriters”). As an inducement to the Underwriters to execute the Underwriting Agreement in connection with the proposed public offering of ordinary shares, no par value per share, of the Company (“Ordinary Shares”) and/or American Depositary Shares (“ADSs”), representing registered Ordinary Shares, pursuant to a Registration Statement on Form F-1 (the “Registration Statement,” and such offering the “Public Offering”), the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Ordinary Shares or ADSs, as the case may be (the “Public Offering Date”) pursuant to the Underwriting Agreement (such period being referred to herein as the “Lock-Up Period”), the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Ordinary Shares or ADSs or other securities of the Company for the benefit of the undersigned or such spouse or immediate family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any Ordinary Shares, ADSs or other share capital of the Company or securities convertible into or exchangeable or exercisable for any Ordinary Shares, ADSs or other share capital of the Company, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, ADSs or other share capital of the Company, whether any such aforementioned transaction is to be settled by delivery of the Ordinary

Shares or ADSs or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of RBC Capital Markets, LLC (“RBC”) and Stifel, Nicolaus & Company, Incorporated (“Stifel” and together with RBC, the “Representatives”), and which consent may be withheld in the Representatives’ sole discretion.

If the undersigned is an officer or director of the Company, (a) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” Ordinary Shares or ADSs that the undersigned may purchase in the proposed Public Offering; (b) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Ordinary Shares or ADSs, the Representatives will notify the Company of the impending release or waiver, and (c) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer. For the purposes of this letter agreement, “officer” shall have the meaning set forth in Rule 3b-2 under the Exchange Act.

The aforementioned restrictions shall not apply to transfers of Ordinary Shares, ADSs or such other securities as a bona fide gift or gifts or by intestate succession or intestate distribution to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, provided that (a) each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this letter agreement, (b) no public filing is required or voluntarily made under the Exchange Act, in connection therewith and (c) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or immediate family member of the undersigned), such securities shall remain subject to the restrictions contained in this letter agreement.

In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 180 days after the Public Offering Date, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares, ADSs or other share capital of the Company or any security convertible into or exercisable or exchangeable for Ordinary Shares, ADSs or other share capital of the Company and, (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

The restrictions set forth in the first paragraph above shall not apply to (a) any Ordinary Shares or ADSs acquired by the undersigned in the open market, (b) the exercise of stock options,

stock units or other similar awards granted pursuant to the Company’s equity incentive plans in effect as of the date hereof and described in the Registration Statement, or the exercise of warrants or conversion of convertible securities of the Company held by the undersigned as of the Public Offering Date in accordance with their terms and as described in the Registration Statement; provided that such restrictions shall apply to any Ordinary Shares, ADSs or other securities of the Company received upon exercise of such options granted, or on settlement of such share units or other such similar awards, to the undersigned, or upon exercise of such warrants or conversion of such convertible securities held by the undersigned, (c) any Ordinary Shares, ADSs or other share capital of the Company that are sold to the Company for the primary purpose of satisfying any withholding tax or other governmental withholding or payment obligation or any exercise price with respect to any award of equity-based compensation or in connection with tax or other obligations as a result of testate succession or intestate distribution, (d) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act provided that no sales of the undersigned’s Ordinary Shares or ADSs shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, (e) transfers to a member or members of the undersigned’s immediate family or to a trust, the direct or indirect beneficiaries of which are the undersigned and/or a member or members of his or her immediate family, and (f) distributions of Ordinary Shares, ADSs or such other securities to members, stockholders or general or limited partners of the undersigned or to any corporation, partnership or other person or entity that is a direct or indirect affiliate of the undersigned or to any investment fund or other entity that controls or manages the undersigned (including, for the avoidance of doubt, a fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by or under common control with such manager or managing member or general partner or management company as the undersigned or who shares a common investment advisor with the undersigned); provided that in the case of any transfer or distribution pursuant to clause (e) or (f), each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this letter agreement; and provided further, that in the case of any transfer or distribution pursuant to clause (a) or (d) through (f), (i) no public filing is required or voluntarily made under the Exchange Act in connection therewith and (ii) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or immediate family member of the undersigned), such securities shall remain subject to the restrictions contained in this letter agreement.

The restrictions contained herein shall not apply to any transfers, sales, tenders or other dispositions of Ordinary Shares, ADSs or such other securities pursuant to a bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction made to or involving all holders of the Ordinary Shares, ADSs and any other share capital and involving a Change of Control of the Company (including, without limitation, the entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Ordinary Shares, ADSs and any such securities in connection with such transaction, or vote any Ordinary Shares, ADSs and such securities in favor of any such transaction); provided that (a) if such tender offer, merger, amalgamation, consolidation or other similar transaction is not completed, any Ordinary Shares, ADSs or such other securities subject to this letter agreement shall remain subject to the restrictions contained in this letter agreement, and

(b) in the event that after such tender offer, merger, amalgamation, consolidation or other similar transaction, any Ordinary Shares, ADSs or such other securities are not transferred, sold or tendered, such Ordinary Shares, ADSs or such other securities held by the undersigned shall remain subject to the provisions of this letter agreement. For purposes of this letter agreement, “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company.

If any percentage of the Ordinary Shares, ADSs or other securities of the Company held by any person or entity (other than the undersigned) that is subject to a lock-up agreement related to the proposed Public Offering similar in terms or form to this letter agreement is released from any restrictions set forth in such lock-up agreement during the Lock-Up Period, the same percentage of shares of Ordinary Shares, ADSs or other securities of the Company held by the undersigned shall be immediately and fully released on the same terms from the lockup restrictions set forth herein (the “Pro-rata Release”); provided, however, that such Pro-rata Release shall not be applied in the event of (a) permission granted to any person, entity or group of affiliated entities by the Representatives to sell or otherwise transfer or dispose of Ordinary Shares, ADSs or other securities of the Company for value in an amount less than or equal to $2,000,000 in aggregate value (based on the closing price of such securities if listed on a national stock exchange on the date of release, or if not listed on any national stock exchange, based on the fair market value as determined by the Board of Directors of the Company in good faith on such date), or (b) a release in connection with any underwritten public offering, whether or not such offering or sale is wholly or partially a secondary offering, of the Company’s securities during the Lock-Up Period (the “Underwritten Sale”); provided, however, that the undersigned, to the extent that (I) the release of any such person is in connection with a registered offering by the Company and (II) the undersigned has a contractual right to demand or require the registration of the undersigned’s Ordinary Shares, ADSs or other securities of the Company or otherwise “piggyback” on a registration statement filed by the Company for the offer and sale of securities (which rights shall not be effected by any waiver hereunder), is offered the opportunity to participate on a basis consistent with such contractual rights in such Underwritten Sale. The Representatives shall use commercially reasonable efforts to notify the Company within five business days of any release that triggers a Pro-rata Release hereunder.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of Ordinary Shares, ADSs and other such securities of the Company if such transfer would constitute a violation or breach of this letter agreement and (b) place legends and stop transfer instructions on any such Ordinary Shares, ADSs and other such securities of the Company owned or beneficially owned by the undersigned.

Notwithstanding any other provision of this letter agreement to the contrary, the restrictions under this letter agreement shall be applicable to the undersigned only if all directors and senior management of the Company as of the date hereof and all individuals and entities purchasing securities of the Company pursuant to that certain Subscription Agreement, dated on or about April 20, 2015, between the Company and the Investors named therein are subject to the same restrictions. For purposes of this letter agreement, “directors and senior management” shall have the meaning set forth in Form 20-F under the Exchange Act.

This letter agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules. This letter agreement shall lapse and become null and void upon the earliest of (i) the Company advising the Representatives in writing that it has determined not to proceed with the proposed Public Offering or the Representatives advising the Company that they have determined not to proceed with the proposed Public Offering, (ii) the withdrawal of the Registration Statement, (iii) the termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to payment for and delivery of the Ordinary Shares or ADSs to be sold thereunder and (iv) September 30, 2015, if the Public Offering Date shall not have occurred on or before such date.

Very truly yours,

Printed Name:
Date:

EXHIBIT B-3: FORM OF SYNDICATE LOCK-UP (INVESTOR WITHOUT BOARD MEMBER)

BIOTIE THERAPIES CORP.

Joukahaisenkatu 6

FI-20520 Turku

Finland

RBC CAPITAL MARKETS, LLC

STIFEL, NICOLAUS & COMPANY, INCORPORATED

c/o RBC Capital Markets

200 Vesey Street, 8th Floor

New York, NY 10281

c/o Stifel, Nicolaus & Company, Incorporated

237 Park Ave, 8th Floor

New York, NY 10017

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among Biotie Therapies Corp., a public limited liability company incorporated under the laws of the Republic of Finland (the “Company”) and the several underwriters named therein (the “Underwriters”). As an inducement to the Underwriters to execute the Underwriting Agreement in connection with the proposed public offering of ordinary shares, no par value per share, of the Company (“Ordinary Shares”) and/or American Depositary Shares (“ADSs”), representing registered Ordinary Shares, pursuant to a Registration Statement on Form F-1 (the “Registration Statement,” and such offering the “Public Offering”), the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Ordinary Shares or ADSs, as the case may be (the “Public Offering Date”) pursuant to the Underwriting Agreement (such period being referred to herein as the “Lock-Up Period”), the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Ordinary Shares or ADSs or other securities of the Company for the benefit of the undersigned or such spouse or immediate family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any Ordinary Shares, ADSs or other share capital of the Company or securities convertible into or exchangeable or exercisable for any Ordinary Shares, ADSs or other share capital of the Company, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, ADSs or other share capital of the

Company, whether any such aforementioned transaction is to be settled by delivery of the Ordinary Shares or ADSs or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of RBC Capital Markets, LLC (“RBC”) and Stifel, Nicolaus & Company, Incorporated (“Stifel” and together with RBC, the “Representatives”), and which consent may be withheld in the Representatives’ sole discretion.

If the undersigned is an officer or director of the Company, (a) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” Ordinary Shares or ADSs that the undersigned may purchase in the proposed Public Offering; (b) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Ordinary Shares or ADSs, the Representatives will notify the Company of the impending release or waiver, and (c) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer. For the purposes of this letter agreement, “officer” shall have the meaning set forth in Rule 3b-2 under the Exchange Act.

The aforementioned restrictions shall not apply to transfers of Ordinary Shares, ADSs or such other securities as a bona fide gift or gifts or by intestate succession or intestate distribution to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, provided that (a) each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this letter agreement, (b) no public filing is required or voluntarily made under the Exchange Act, in connection therewith and (c) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or immediate family member of the undersigned), such securities shall remain subject to the restrictions contained in this letter agreement.

In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 180 days after the Public Offering Date, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares, ADSs or other share capital of the Company or any security convertible into or exercisable or exchangeable for Ordinary Shares, ADSs or other share capital of the Company and, (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

The restrictions set forth in the first paragraph above shall not apply to (a) any Ordinary Shares or ADSs acquired by the undersigned in the open market, (b) any Ordinary Shares or ADSs that the undersigned purchases in the proposed Public Offering (except with respect to an officer or director as specifically provided above with respect to issuer-directed or “friends and family” Ordinary Shares or ADSs), (c) the exercise of stock options, stock units or other similar awards granted pursuant to the Company’s equity incentive plans in effect as of the date hereof and described in the Registration Statement, or the exercise of warrants or conversion of convertible securities of the Company held by the undersigned as of the Public Offering Date in accordance with their terms and as described in the Registration Statement; provided that such restrictions shall apply to any Ordinary Shares, ADSs or other securities of the Company received upon exercise of such options granted, or on settlement of such share units or other such similar awards, to the undersigned, or upon exercise of such warrants or conversion of such convertible securities held by the undersigned, (d) any Ordinary Shares, ADSs or other share capital of the Company that are sold to the Company for the primary purpose of satisfying any withholding tax or other governmental withholding or payment obligation or any exercise price with respect to any award of equity-based compensation or in connection with tax or other obligations as a result of testate succession or intestate distribution, (e) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act provided that no sales of the undersigned’s Ordinary Shares or ADSs shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, (f) transfers to a member or members of the undersigned’s immediate family or to a trust, the direct or indirect beneficiaries of which are the undersigned and/or a member or members of his or her immediate family, and (g) distributions of Ordinary Shares, ADSs or such other securities to members, stockholders or general or limited partners of the undersigned or to any corporation, partnership or other person or entity that is a direct or indirect affiliate of the undersigned or to any investment fund or other entity that controls or manages the undersigned (including, for the avoidance of doubt, a fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by or under common control with such manager or managing member or general partner or management company as the undersigned or who shares a common investment advisor with the undersigned); provided that in the case of any transfer or distribution pursuant to clause (f) or (g), each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this letter agreement; and provided further, that in the case of any transfer or distribution pursuant to clause (a), (b) or (e) through (g), (i) no public filing is required or voluntarily made under the Exchange Act in connection therewith and (ii) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or immediate family member of the undersigned), such securities shall remain subject to the restrictions contained in this letter agreement.

The restrictions contained herein shall not apply to any transfers, sales, tenders or other dispositions of Ordinary Shares, ADSs or such other securities pursuant to a bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction made to or involving all holders of the Ordinary Shares, ADSs and any other share capital and involving a Change of Control of the Company (including, without limitation, the entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Ordinary Shares, ADSs and any such securities in connection with such transaction, or vote any Ordinary Shares, ADSs and such securities in favor of any such transaction); provided that (a) if such tender offer, merger, amalgamation, consolidation or other similar transaction is not completed, any Ordinary Shares, ADSs or such other securities subject to this letter agreement shall remain subject to the restrictions contained in this letter agreement, and (b) in the event that after such tender offer, merger, amalgamation, consolidation or other similar transaction, any Ordinary Shares, ADSs or such other securities are not transferred, sold or tendered, such Ordinary Shares, ADSs or such other securities held by the undersigned shall remain subject to the provisions of this letter agreement. For purposes of this letter agreement, “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company.

If any percentage of the Ordinary Shares, ADSs or other securities of the Company held by any person or entity (other than the undersigned) that is subject to a lock-up agreement related to the proposed Public Offering similar in terms or form to this letter agreement is released from any restrictions set forth in such lock-up agreement during the Lock-Up Period, the same percentage of shares of Ordinary Shares, ADSs or other securities of the Company held by the undersigned shall be immediately and fully released on the same terms from the lockup restrictions set forth herein (the “Pro-rata Release”); provided, however, that such Pro-rata Release shall not be applied in the event of (a) permission granted to any person, entity or group of affiliated entities by the Representatives to sell or otherwise transfer or dispose of Ordinary Shares, ADSs or other securities of the Company for value in an amount less than or equal to $2,000,000 in aggregate value (based on the closing price of such securities if listed on a national stock exchange on the date of release, or if not listed on any national stock exchange, based on the fair market value as determined by the Board of Directors of the Company in good faith on such date), or (b) a release in connection with any underwritten public offering, whether or not such offering or sale is wholly or partially a secondary offering, of the Company’s securities during the Lock-Up Period (the “Underwritten Sale”); provided, however, that the undersigned, to the extent that (I) the release of any such person is in connection with a registered offering by the Company and (II) the undersigned has a contractual right to demand or require the registration of the undersigned’s Ordinary Shares, ADSs or other securities of the Company or otherwise “piggyback” on a registration statement filed by the Company for the offer and sale of securities (which rights shall not be effected by any waiver hereunder), is offered the opportunity to participate on a basis consistent with such contractual rights in such Underwritten Sale. The Representatives shall use commercially reasonable efforts to notify the Company within five business days of any release that triggers a Pro-rata Release hereunder.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of Ordinary Shares, ADSs and other such securities of the Company if such transfer would constitute a violation or breach of this letter agreement and (b) place legends and stop transfer instructions on any such Ordinary Shares, ADSs and other such securities of the Company owned or beneficially owned by the undersigned.

Notwithstanding any other provision of this letter agreement to the contrary, the restrictions under this letter agreement shall be applicable to the undersigned only if all directors and senior management of the Company as of the date hereof and all individuals and entities purchasing securities of the Company pursuant to that certain Subscription Agreement, dated on or about April 20, 2015, between the Company and the Investors named therein are subject to the same restrictions. For purposes of this letter agreement, “directors and senior management” shall have the meaning set forth in Form 20-F under the Exchange Act.

This letter agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules. This letter agreement shall lapse and become null and void upon the earliest of (i) the Company advising the Representatives in writing that it has determined not to proceed with the proposed Public Offering or the Representatives advising the Company that they have determined not to proceed with the proposed Public Offering, (ii) the withdrawal of the Registration Statement, (iii) the termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to payment for and delivery of the Ordinary Shares or ADSs to be sold thereunder and (iv) September 30, 2015, if the Public Offering Date shall not have occurred on or before such date.

Very truly yours,

Printed Name:
Date:

EXHIBIT B-4: FORM OF INVESCO LOCK-UP

BIOTIE THERAPIES CORP.

Joukahaisenkatu 6

FI-20520 Turku

Finland

RBC CAPITAL MARKETS, LLC

STIFEL, NICOLAUS & COMPANY, INCORPORATED

c/o RBC Capital Markets

200 Vesey Street, 8th Floor

New York, NY 10281

c/o Stifel, Nicolaus & Company, Incorporated

237 Park Ave, 8th Floor

New York, NY 10017

Ladies and Gentlemen:

The undersigned, acting in the capacity set out below, refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among Biotie Therapies Corp., a public limited liability company incorporated under the laws of the Republic of Finland (the “Company”) and the several underwriters named therein (the “Underwriters”). As an inducement to the Underwriters to execute the Underwriting Agreement in connection with the proposed public offering of ordinary shares, no par value per share, of the Company (“Ordinary Shares”) and/or American Depositary Shares (“ADSs”), representing registered Ordinary Shares, pursuant to a Registration Statement on Form F-1 (the “Registration Statement”), the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Ordinary Shares or ADSs, as the case may be (the “Public Offering Date”) pursuant to the Underwriting Agreement (such 180-day period being referred to herein as the “Lock-Up Period”), the undersigned will procure that the Funds (defined below) do not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Ordinary Shares or ADSs or other securities of the Company for the benefit of the undersigned or such spouse or immediate family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any Ordinary Shares, ADSs or other share capital or securities convertible into or exchangeable or exercisable for any Ordinary Shares, ADSs or other share capital, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, ADSs or other share capital, whether any such aforementioned transaction is to be settled by delivery of the Ordinary Shares or ADSs or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of RBC Capital Markets, LLC (“RBC”) and Stifel, Nicolaus & Company, Incorporated (“Stifel” and together with RBC, the “Representatives”), and which consent may be withheld in the Representatives’ sole discretion.

This letter agreement and its terms are provided by the undersigned on the following conditions: (a) it enters this letter agreement in its capacity as discretionary investment manager and agent for and on behalf of its discretionary clients (the “Funds”) and has full voting and dispositive power over the shares held by the Funds; and (b) the Funds, and not the undersigned, are the beneficial owner of the shares and the references herein to the “undersigned” shall be construed accordingly.

If the undersigned is an officer or director of the Company, (a) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” Ordinary Shares or ADSs that the undersigned may purchase in the proposed public offering; (b) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Ordinary Shares or ADSs, the Representatives will notify the Company of the impending release or waiver, and (c) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer. For the purposes of this letter agreement, “officer” shall have the meaning set forth in Rule 3b-2 under the Exchange Act.

The aforementioned restrictions shall not apply to transfers of Ordinary Shares, ADSs or such other securities as a bona fide gift or gifts or by intestate succession or intestate distribution to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, provided that (a) each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this letter agreement, (b) no public filing is required or voluntarily made under the Exchange Act, in connection therewith and (c) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or immediate family member of the undersigned), such securities shall remain subject to the restrictions contained in this letter agreement.

In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 180 days after the Public Offering Date, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares, ADSs or other share capital or any security convertible into or exercisable or exchangeable for Ordinary Shares, ADSs or other share capital and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

The restrictions set forth in the first paragraph above shall not apply to (a) any Ordinary Shares or ADSs acquired by the undersigned in the open market, (b) the exercise of stock options, stock units or other similar awards granted pursuant to the Company’s equity incentive plans in effect as of the date hereof and described in the Registration Statement; provided that such restrictions shall apply to any Ordinary Shares, ADSs or other securities received upon exercise of options granted, or on settlement of share units, to the undersigned, (c) any Ordinary Shares, ADSs or other share capital that are sold to the Company for the primary purpose of satisfying any withholding tax or other governmental withholding or payment obligation or any exercise price with respect to any award of equity-based compensation or in connection with tax or other obligations as a result of testate succession or intestate distribution, (d) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act provided that no sales of the undersigned’s Ordinary Shares or ADSs shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, (e) transfers to a member or members of the undersigned’s immediate family or to a trust, the direct or indirect beneficiaries of which are the undersigned and/or a member or members of his or her immediate family, (f) transfers or distributions of Ordinary Shares to limited or general partners, partners members, stockholders or direct or indirect affiliates of the undersigned, including funds or other entities under common control or management with the undersigned or any successor of the undersigned (or any nominee of the forgoing) and (g) distributions of Ordinary Shares, ADSs or such other securities to members or stockholders of the undersigned or to any corporation, partnership or other person or entity that is a direct or indirect affiliate of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (e), (f) or (g), each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this letter agreement; and provided further, that in the case of any transfer or distribution pursuant to clause (a) or (d) through (g), (i) no public filing is required or voluntarily made under the Exchange Act, in connection therewith and (ii) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or immediate family member of the undersigned), such securities shall remain subject to the restrictions contained in this letter agreement.

The restrictions contained herein shall not apply to any transfers, sales, tenders or other dispositions of Ordinary Shares, ADSs or such other securities pursuant to a bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction made to or involving all holders of the Ordinary Shares, ADSs and any other share capital and involving a Change of Control of the Company (including, without limitation, the entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Ordinary Shares, ADSs and any such securities in connection with such transaction, or vote any Ordinary Shares, ADSs and such securities in favor of any such transaction); provided that (a) if such tender offer, merger, amalgamation, consolidation or other similar transaction is not completed, any Ordinary Shares, ADSs or such other securities subject to this letter agreement shall remain subject to the restrictions contained in this letter agreement, and

(b) in the event that after such tender offer, merger, amalgamation, consolidation or other similar transaction, any Ordinary Shares, ADSs or such other securities are not transferred, sold or tendered, such Ordinary Shares, ADSs or such other securities held by the undersigned shall remain subject to the provisions of this letter agreement. For purposes of this letter agreement, “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company.

Notwithstanding the foregoing, the restrictions set out above shall not apply to any transfer of Ordinary Shares which the undersigned is required to make to comply with regulations applicable to investment funds that have been established in accordance with the UCITS (Undertakings for Collective Investment in Transferable Securities) Directive, provided that prior to any such transfer, the undersigned shall provide to the Company and to you prompt prior notice of such transfer and shall, prior to such transfer, deliver a certificate from a duly authorized officer in the undersigned’s legal or compliance department responsible for the undersigned’s compliance with the UCITS Directive certifying that the undersigned is required to make such transfer to comply with such regulations.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of Ordinary Shares, ADSs and other such securities if such transfer would constitute a violation or breach of this letter agreement and (b) place legends and stop transfer instructions on any such Ordinary Shares, ADSs and other such securities owned or beneficially owned by the undersigned.

This letter agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules. This letter agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before September 30, 2015.

Very truly yours,

Printed Name:
Date:

EXHIBIT C

[Form of Custody Agreement and Power of Attorney]

EXHIBIT D

[Form of Press Release]

Biotie Therapies Corp.

[Date]

Biotie Therapies Corp. (the “Company”) announced today that Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, the book-running managing underwriters in the Company’s recent public offering of              American Depositary Shares, each representing [●] ordinary shares (“ADSs”), is [waiving] [releasing] a lock-up restriction with respect to              [ordinary shares][ADSs] held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on             ,          201    , and the shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

EXHIBIT E

[Form of CFO Certificate]